Fees Summary	Dec. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 583,132,000.00
Previously Paid Amount	0.00
Total Fee Amount	80,530.53
Total Offset Amount	0.00
Net Fee	$ 80,530.53
Final Prospectus	false